Goodwill and Other Intangible Assets	6 Months Ended
Jun. 30, 2024
Disclosure Text Block Supplement [Abstract]
Goodwill and Intangible Assets Disclosure
Note 6. Goodwill and Other Intangible Assets
 Goodwill
Changes in the carrying amount of the Company’s goodwill during the six months ended June 30, 2024 were as follows:

U.S. $ in thousands
Goodwill as of January 1, 2024	$100,051
Foreign currency translation adjustments	(877)
Goodwill as of June 30, 2024	$99,174
During the fourth quarter of 2023, the Company performed its annual impairment test for goodwill impairment. The Company performed a quantitative assessment for goodwill impairment for its Stratasys-Core reporting unit and concluded that the fair value of Stratasys-Core reporting unit exceeded its carrying amount by approximately 34%, with a carrying amount of goodwill assigned to this reporting unit in an amount of $100.0 million. When evaluating the fair value of Stratasys-Core reporting unit under the income approach, the Company used a discounted cash flow model which utilized Level 3 measures that represent unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts for 4 years following the assessment date, including expected revenue growth, costs to produce, operating profit margins and estimated capital needs; (b) an estimated terminal value using a terminal year long- term future growth determined based on the growth prospects of the reporting unit; and (c) a discount rate which reflects the weighted average cost of capital adjusted for the relevant risk associated with the Stratasys-Core reporting unit operations and the uncertainty inherent in the Company's internally developed forecasts.
In order to assess the reasonableness of its cash flow projections used for its goodwill impairment analysis, the Company compared the aggregate fair value of its reporting units to its market capitalization and calculated the implied control premium. The Company believes that its fair value assessment is reasonably supported by its calculated market capitalization.
Actual results may differ from those assumed in the Company's valuation method. It is reasonably possible that the Company's assumptions described above could change in future periods. If any of these were to vary materially from the Company's plans, it may record impairment of goodwill allocated to this reporting unit in the future.
Based on the Company’s assessment as of December 31, 2023, no goodwill was determined to be impaired.
During the second quarter of 2024, the Company performed an analysis of the impact of recent events, including business and industry specific considerations, on the fair value of Stratasys-Core reporting unit. As part of this analysis the Company considered the changes in market capitalization and the sensitivity of estimates and assumptions used in the last annual impairment test as well as potential impacts of macro-economic pressure. The Company also analyzed the aggregate fair value of its reporting units compared to its market capitalization as part of its goodwill impairment test, in order to assess the reasonableness of the results of its cash flow projections used for its goodwill impairment analysis. The Company noted its market capitalization was below management’s assessment of the aggregate fair value of its reporting units. However, as of June 30, 2024, the Company’s market capitalization plus a reasonable control premium exceeded its book value.

While management believes the goodwill of the reporting unit is currently not impaired, there can be no assurances that goodwill will not be impaired in future periods. The Company will continue to monitor the fair value of its Stratasys-Core reporting unit to determine whether events and changes in circumstances such as further deterioration in the business climate or operating results, significant decline in the Company's share price, changes in management’s business strategy or downward changes of the Company's cash flows projections, warrant further interim impairment testing.
Other Intangible Assets
Other intangible assets consisted of the following:

	June 30, 2024			December 31, 2023
	Carrying Amount, net of Impairment	Accumulated Amortization	Net book value	Carrying Amount, net of Impairment	Accumulated Amortization	Net book value
	U.S. $ in thousands
Developed technology	$403,035	$(309,542)	$93,493	$403,180	$(300,780)	$102,400
Patents	20,975	(11,041)	9,934	19,396	(10,246)	9,150
Trademarks and trade names	22,161	(16,940)	5,221	22,286	(15,936)	6,350
Customer relationships	102,634	(94,821)	7,813	102,520	(92,639)	9,881
Capitalized software development costs	3,236	(3,236)	—	4,367	(4,367)	—
	$552,041	$(435,580)	$116,461	$551,749	$(423,968)	$127,781
Amortization expenses relating to intangible assets for the three-month periods ended June 30, 2024 and 2023 were approximately $5.7 million and $7.1 million, respectively. Amortization expenses relating to intangible assets for the six-month periods ended June 30, 2024 and 2023 were approximately $12.6 million and $13.3 million, respectively.
As of June 30, 2024, the estimated amortization expenses relating to intangible assets for each of the following future periods were as follows:

Estimated amortization expenses
(U.S. $ in thousands)
Remaining 6 months of 2024	$11,245
2025	21,336
2026	21,247
2027	20,320
2028	16,290
2029 and thereafter	26,023
Total	$116,461